UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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COHU, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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12367 Crosthwaite Circle
Poway, California 92064-6817

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 9, 2006

TO OUR STOCKHOLDERS:
     The Annual Meeting of Stockholders of Cohu, Inc. (“Cohu”) will be held at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 on Tuesday, May 9, 2006, at 2:00 p.m. Pacific Time, for the following purposes:
1.	To elect two directors, each for a term of three years.

2.	To approve amendments to the Cohu 2005 Equity Incentive Plan, which increase the number of shares of stock subject to the Plan by 1,000,000 and the number of shares which may be issued pursuant to restricted stock and performance awards.

3.	To approve amendments to the Cohu 1997 Employee Stock Purchase Plan extending the life of the Plan beyond February, 2007 and increasing the shares of stock subject to the Plan by 400,000.

4.	To ratify the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for 2006.

5.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.
     Only stockholders of record of Cohu as of the close of business on March 14, 2006 will be entitled to vote at the meeting.
     Since the holders of a majority of the outstanding shares of voting stock of Cohu entitled to vote at the meeting must be represented to constitute a quorum, all stockholders are urged either to attend the meeting in person or to vote by proxy.
     A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be available at Cohu’s corporate offices, for the examination of any stockholder during normal business hours for a period of ten days immediately prior to the meeting.
     Please sign, date and return the enclosed proxy in the envelope enclosed for your convenience. Alternatively, stockholders may vote by telephone or electronically via the internet. Please refer to the instructions included with the proxy for additional details. If you attend the meeting you may revoke your proxy and vote in person. You may also revoke your proxy by delivering a written notice to the Secretary of Cohu, or by submitting another duly signed proxy bearing a later date.

By Order of the Board of Directors,

Thomas L. Green
Secretary
Poway, California
March 31, 2006

YOUR VOTE IS IMPORTANT
     IN ORDER TO INSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.

GENERAL INFORMATION
PROPOSAL NO. 1
PROPOSAL NO. 2
PROPOSAL NO. 3
PROPOSAL NO. 4
BOARD OF DIRECTORS AND COMMITTEES
CORPORATE GOVERNANCE
CODE OF BUSINESS CONDUCT AND ETHICS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
PRINCIPAL ACCOUNTANT FEES AND SERVICES
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARATIVE STOCK PERFORMANCE GRAPH
OTHER MATTERS
STOCKHOLDER PROPOSALS — 2007 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K

COHU, Inc.
12367 Crosthwaite Circle
Poway, California 92064-6817

PROXY STATEMENT

GENERAL INFORMATION
     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cohu, Inc., a Delaware corporation (“Cohu” or the “Company”), of your proxy for use at the Annual Meeting of Stockholders to be held on Tuesday, May 9, 2006, at 2:00 p.m. Pacific Time at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 (the “Meeting”). This proxy statement, the accompanying proxy card and the Cohu 2005 Annual Report are being mailed to all stockholders on or about March 31, 2006.
     On March 14, 2006, the record date fixed by our Board of Directors (hereinafter sometimes referred to as the “Board”), Cohu had outstanding 22,550,196 shares of Common Stock. Only stockholders of record as of the close of business on March 14, 2006 will be entitled to vote at the Meeting and any adjournment thereof.
Voting Procedures
     As a stockholder of Cohu, you have a right to vote on certain business matters affecting Cohu. The proposals that will be presented at the Meeting and upon which you are being asked to vote are discussed under “Proposal No 1”, “Proposal No. 2”, “Proposal No. 3” and “Proposal No. 4”. Each share of Cohu’s Common Stock you own entitles you to one vote. In the election of directors, stockholders may cumulate their votes as described below.
Methods of Voting
     You may vote by mail, by telephone, over the Internet or in person at the Meeting. Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted FOR the two named nominees for directors, FOR the approval of the amendments to the Cohu 2005 Equity Incentive Plan, FOR the approval of the amendments to the Cohu 1997 Employee Stock Purchase Plan, FOR the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for 2006 and in the discretion of the proxies (as defined below) as to other matters that may properly come before the Meeting.
     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Meeting. In this way, your shares will be voted if you are unable to attend the Meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.
     Voting by Telephone. To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.
     Voting over the Internet. To vote over the Internet, please follow the instructions included on your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card.
     Voting in Person at the Meeting. If you plan to attend the Meeting and vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the Meeting, you will need to bring with you to the Meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Revoking Your Proxy
     You may revoke your proxy at any time before it is voted at the Meeting. In order to do this, you must:
•	enter a new vote over the Internet, by telephone or by signing and returning another proxy card bearing a later date;

•	provide written notice of the revocation to Cohu’s Secretary; or

•	attend the Meeting and vote in person.
Quorum Requirement
     A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, March 14, 2006, must be present in order to hold the Meeting and to conduct business. Shares are counted as being present at the Meeting if you appear in person at the Meeting or if you vote your shares over the Internet, by telephone or by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the Meeting, they will be counted as present for the purpose of determining a quorum.
Votes Required for the Proposals
     The votes required and the method of calculation for the proposals to be considered at the Meeting are as follows. For Proposal No. 1, the two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote “for” the nominees for election as directors or you may “withhold” your vote with respect to one or more nominees. In the election of directors, stockholders may, as provided for in the Cohu Amended and Restated Certificate of Incorporation, cumulate their votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are normally entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit. A stockholder may not cumulate his or her votes for a candidate unless a stockholder has given notice at the Meeting (whether by proxy or in person) prior to the voting, of his or her intention to cumulate his or her votes. If any stockholder gives such notice all stockholders may then cumulate their votes. Management of Cohu is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked.
     The affirmative vote of a majority of Cohu common shares, cast at the Meeting, in person or by proxy, is required for (i) approval of Proposal No. 2, the amendments to the Cohu 2005 Equity Incentive Plan; (ii) approval of Proposal No. 3, the amendments to the Cohu 1997 Employee Stock Purchase Plan and (iii) Proposal No. 4, the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for 2006.
     If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on that proposal.
Broker Non-Votes
     If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as “broker non-votes”) on certain routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on these routine matters. To the extent your brokerage firm votes shares on your behalf on these proposals, your shares will be included in the determination of whether a quorum is present at the Meeting.
     Proposals No. 2 and 3 are NOT considered routine matters and if a stockholder does not instruct his or her broker on how to vote on these proposals, then such broker will not have the authority to vote such shares.
Abstentions
     If you abstain from voting “for” or “against” a proposal, your abstention will be included in determining whether or not a quorum is present.
Voting Confidentiality
     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.
Voting Results
     Final voting results will be announced at the Meeting and will be published in Cohu’s Quarterly Report on Form 10-Q for the second quarter of 2006, filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

•	visiting our website at www.cohu.com;

•	contacting our Investor Relations department at 858-848-8100; or

•	viewing our Form 10-Q for the second quarter of 2006 on the SEC’s website at www.sec.gov.
Proxy Solicitation Costs
     Cohu will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Cohu has not engaged an outside solicitor in connection with this proxy solicitation. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     The Cohu Amended and Restated Certificate of Incorporation divides the directors into three classes whose terms expire at successive annual meetings over a period of three years. One class of directors is elected for a term of three years at each annual meeting with the remaining directors continuing in office. At the Meeting, two Class 2 directors are to be elected for a term expiring in 2009. It is intended that the shares represented by proxies in the accompanying form will be voted by the proxy holders for the election of the two nominees named below. In the event the election of directors is to be by cumulative voting, the proxy holders will vote the shares represented by proxies in such proportions as the proxy holders see fit. Should the nominees decline or become unable to accept nomination or election, which is not anticipated, the proxies will be voted for such substitute nominee as may be designated by a majority of the Board of Directors. There is no family relationship between the nominees, other directors or any of Cohu’s executive officers. The Board of Directors recommends a vote in favor of the two nominees named below.
Nominees Whose Terms Expire in 2009 (if elected) — Class 2

			Director
Name	Age	Principal Occupation	Since
Harry L. Casari	69	Retired Partner, Ernst & Young LLP. Mr. Casari is also a director of Meade Instruments Corp., Orange 21 Inc. and Catcher Holdings, Inc.	1995

Harold Harrigian	71	Retired Partner and Director of Corporate Finance, Crowell, Weedon & Co., a provider of financial services. Former partner, Arthur Young & Company (predecessor of Ernst & Young LLP).	1998
INFORMATION CONCERNING OTHER DIRECTORS
Directors Whose Terms Expire in 2007 — Class 3

			Director
Name	Age	Principal Occupation	Since
James W. Barnes	76	Retired President and Chief Executive Officer of Cohu from 1983 to March, 1996.	1983

James A. Donahue	57	President and Chief Executive Officer of Cohu since June, 2000; President and Chief Operating Officer of Cohu from October, 1999 to June, 2000; President of Delta Design, Inc., a wholly owned subsidiary of Cohu, since May, 1983. Mr. Donahue is also a director of Standard Microsystems Corporation.	1999
Directors Whose Terms Expire in 2008 — Class 1

			Director
Name	Age	Principal Occupation	Since
Robert L. Ciardella	53	President of Asymtek (a subsidiary of Nordson Corporation) since 1983. Asymtek designs, develops, manufactures and sells semiconductor and circuit board assembly equipment.	2003

Charles A. Schwan	66	Chairman of the Board; Retired Chief Executive Officer of Cohu	1990
		since June, 2000; Chairman and Chief Executive Officer of Cohu from July, 1999 to June, 2000; President and Chief Executive Officer of Cohu from March, 1996 to July, 1999; Executive Vice President and Chief Operating Officer of Cohu from September, 1995 to March, 1996; Vice President, Finance of Cohu from 1983 until September, 1995.

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE COHU 2005 EQUITY INCENTIVE PLAN
     At the Meeting, the stockholders will be asked to approve amendments to the Cohu, Inc. 2005 Equity Incentive Plan (the “2005 Plan”). The amendments would (i) increase the shares of stock available for issuance under the 2005 Plan by 1,000,000 and (ii) increase the number of shares that may be issued upon the settlement of any restricted stock, restricted stock units, performance shares or performance units from 500,000 to 1,500,000. Our Board of Directors has already approved on March 17, 2006, and subject to approval by stockholders, the proposed amendments to the 2005 Plan. The 2005 Plan replaced our 1998, 1996 and 1994 Stock Option Plans and our 1996 Outside Directors Stock Option Plan (collectively our “Prior Plans”) and, except as described below under “Summary of Recent Amendments to the 2005 Plan”, is otherwise unchanged since Cohu stockholders approved the 2005 Plan at the Cohu 2005 Annual Meeting of Stockholders.
     During the three-year period ended December 31, 2005, Cohu has granted only options to purchase 1,659,750 shares of common stock to employees and directors which represented an average of approximately 2.56% of total shares outstanding during that period. Based on a comparative analysis, we believe this percentage, which is referred to as the “burn rate”, is substantially less than Cohu’s peer group comprised of semiconductor and semiconductor equipment companies.
     The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board of Directors believes that the 2005 Plan is an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The amendments to the 2005 Plan are intended to ensure that the Company will continue to have available a reasonable number of shares available to meet these goals.
Summary of Recent Amendments to the 2005 Plan
     In addition to the share increase and increase in the number of certain awards which may be granted under the 2005 Plan, the Board of Directors also approved an amendment to the 2005 Plan removing the Company favorable share reserve “recycling” features which did not require stockholder approval. Specifically, the following shares will not become re-available for issuance under the 2005 Plan: (i) shares withheld or surrendered to satisfy tax withholding obligations, (ii) shares surrendered in payment of stock option exercise prices (either by means of a cashless exercise, attestation or actual surrender of shares) or (iii) shares subject to the grant of a stock appreciation right which were not issued upon settlement of the stock appreciation right.
The proposed changes to the 2005 Plan are described in further detail below.
Summary of the 2005 Plan
     The following summary of the 2005 Plan is qualified in its entirety by the specific language of the 2005 Plan, a copy of which is available to any stockholder upon request.
     General. The purpose of the 2005 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options (including indexed options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred stock and certain other stock-based awards.
     Authorized Shares. The 2005 Plan was approved by our stockholders at the 2005 Annual Meeting, and as a result all of our Prior Plans were terminated. The Company did not request any new authorization of shares at the 2005 Annual Meeting. As of March 14, 2006, 796,582 shares are available for grant under the 2005 Plan. In addition, the 2005 Plan share reserve includes all of the stock options the Company had granted under the Prior Plans which, as of March 14, 2006, equaled 2,249,410 shares (collectively the “Prior Awards”) to the extent any such Prior Award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by the Company. However, no more than five-hundred thousand (500,000) shares of this 2005 Plan reserve may be issued upon the exercise or settlement of any restricted stock, restricted stock units, performance shares or performance units. As of March 14, 2006, no restricted stock, restricted stock units or performance shares or units have been issued. If the amendments are approved by the stockholders, the number of shares authorized for issuance under the 2005 Plan as of March 14, 2006 will increase by 1,000,000 and the number of shares of this 2005 Plan reserve that may be issued upon the exercise or settlement of any restricted stock, restricted stock units, performance shares or performance units will increase by 1,000,000. If any award granted under the 2005 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2005 Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 2005 Plan, to the award grant limitations and to all outstanding awards. However, shares shall not become re-available for issuance under the 2005 Plan if they were (i) withheld or surrendered to satisfy tax withholding obligations, (ii) surrendered in payment of stock option exercise prices (either by means of a cashless exercise, attestation or actual surrender of shares) or (iii) subject to the grant of a stock appreciation right which were not issued upon settlement of the stock appreciation right.
     Administration. The 2005 Plan is administered by the Compensation Committee of the Board of Directors duly appointed to administer the 2005 Plan, or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), administration must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors). Subject to the provisions of the 2005 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel, renew, or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. However, the 2005 Plan forbids, without stockholder approval, the repricing of any outstanding stock option and/or stock appreciation right. In addition, the 2005 Plan forbids any restricted stock award to be granted, or subsequently amended to provide, for (1) any acceleration of vesting for any reason other than upon a “Change in Control”, as defined, or after a participant’s death or disability and (2) vesting of one hundred percent (100%) of any such award prior to the passage of three years of service (unless the award will vest after satisfying specified performance measurements). The 2005 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2005 Plan. The Committee will interpret the 2005 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2005 Plan or any award.
     Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporations of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 14, 2006, the Company had approximately 1,000 employees, including five named executive officers and six directors who are eligible under the 2005 Plan.
     Stock Options. Each option granted under the 2005 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2005 Plan. The exercise price of each option may not be less than the fair market value of a share of Cohu Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The exercise price of each indexed stock option, and the terms and adjustments which may be made to such an option, will be determined by the Committee in its sole discretion at the time of grant. On March 14, 2006, the closing price of the Company’s Common Stock on the Nasdaq National Market was $20.42 per share. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company options which in the aggregate are for more than five hundred thousand (500,000) shares, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a stock option for the purchase of up to an additional two hundred and fifty thousand (250,000) shares.
     The 2005 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the optionee’s surrender of a portion of the option shares to the Company.
     Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2005 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.
     Generally, stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its sole discretion.
     Automatic Stock Option Grants to Non-employee Directors. The 2005 Plan also provides for automatic grants of stock options to non-employee directors in order to provide them with additional incentives and, therefore, to promote the success of our business. The 2005 Plan provides for an initial, automatic grant of an option to purchase 20,000 shares of our common stock to each non-employee director who first becomes a non-employee director after the date the 2005 Plan is effective. The 2005 Plan also provides for an annual grant of an option to purchase 5,000 shares of our Common Stock to each non-employee director on the first anniversary of the grant of the initial, automatic stock option and each successive anniversary which occurs on or after the date the 2005 Plan is effective. Each initial and annual option will have an exercise price per share equal to the fair market value of a share of our Common Stock on the date of grant and will have a term of ten years. The initial options granted to newly elected or appointed non-employee directors will vest and become exercisable ratably over four years after the date of grant of the option. The annual options granted to non-employee directors will vest and become exercisable ratably over two years after the date of grant of the option. All automatic non-employee director options granted under the 2005 Plan will be nonstatutory stock options. In general, in accordance with the individual stock option agreement, stock options must be exercised, if at all, within twelve (12) months after a non-employee director’s termination of service with us by reason of death or disability and otherwise within three (3) months after termination of service, but in no event later than the expiration of the option’s term. In the event of our merger with another corporation or another change in control event, all automatic non-employee director options will become fully vested and exercisable.
     Stock Appreciation Rights. Each stock appreciation right granted under the 2005 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2005 Plan.
     A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of Company Common Stock between the date of grant of the award and the date of its exercise. The Company may pay the appreciation either in cash or in shares of Common Stock. The Committee may grant stock appreciation rights under the 2005 Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Committee. The maximum term of any stock appreciation right granted under the 2005 Plan is ten years. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company stock appreciation rights which in the aggregate are for more than five hundred thousand (500,000) shares, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a stock appreciation right for the purchase of up to an additional two hundred and fifty thousand (250,000) shares.
     Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.
     Restricted Stock Awards. The Committee may grant restricted stock awards under the 2005 Plan in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company more than two hundred thousand (200,000) shares of restricted stock on which the restrictions are based on performance criteria, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a restricted stock award of up to an additional one hundred thousand (100,000) shares.
     Restricted Stock Units. The Committee may grant restricted stock units under the 2005 Plan which represent a right to receive shares of Common Stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company more than two hundred thousand (200,000) restricted stock units on which the restrictions are based on performance criteria, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a restricted stock award of up to an additional one hundred thousand (100,000) shares.
     Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of Common Stock and a dollar amount per unit which may be determined by the Committee. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, for each fiscal year of the Company contained in the applicable performance period, no employee may be granted performance shares that could result in the employee receiving more than one hundred thousand (100,000) shares of Common Stock or performance units that could result in the employee receiving more than one million dollars ($1,000,000). A participant may receive only one performance award with respect to any performance period.

     Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee.
     The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before interest, taxes and depreciation, net income, cash flow, expenses, the market price of the stock, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added, number of customers, market share, return on investment, profit after tax, customer satisfaction, business divestitures and acquisitions, supplier awards from significant customers, new product development and working capital. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.
     Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s Common Stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.
     Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2005 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
     Deferred Stock Awards. The 2005 Plan provides that certain participant’s who are executives or members of a select group of highly compensated employees may elect to receive, in lieu of payment in cash or stock of all or any portion of such participant’s cash and/or stock compensation, an award of deferred stock units. A participant electing to receive deferred stock units will be granted automatically, on the effective date of such deferral election, an award (a “Deferred Stock Unit Award”) for a number of stock units equal to the amount of the deferred compensation divided by an amount equal to the fair market value of a share of our Common Stock as quoted by the national or regional securities exchange or market system on which the Common Stock is listed on the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our Common Stock in accordance with the terms and conditions of the Deferred Stock Unit Award. Participants are not required to pay any additional cash consideration in connection with the settlement of a Deferred Stock Unit Award. A participant’s compensation not paid in the form of a Deferred Stock Unit Award will be paid in cash in accordance with the Company’s normal payment procedures.
     Each Deferred Stock Unit Award will be evidenced by a written agreement between the Company and the participant specifying the number of stock units subject to the award and the other terms and conditions of the Deferred Stock Unit Award, consistent with the requirements of the 2005 Plan. Deferred Stock Unit Awards are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of Common Stock equal to the number of stock units subject to the award on a date set forth in the participant’s written agreement in accordance with the terms of the 2005 Plan at the time of his or her election to receive the Deferred Stock Unit

Award. A holder of a stock unit has no voting rights or other rights as a stockholder until shares of Common Stock are issued to the participant in settlement of the stock unit. However, participants holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of Common Stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of Common Stock on the dividend payment date. Prior to settlement, no Deferred Stock Unit Award may be assigned or transferred other than by will or the laws of descent and distribution.
     Other Stock-Based Awards. The Committee may also grant one or more awards not specifically identified by the terms of the 2005 Plan that would provide a participant with either: (i) a share of stock; (ii) the right to purchase a share of stock; (iii) has a value derived from a share of stock; or (iv) an exercise or conversion privilege related to a share of stock. Other stock-based awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and any such award may not be transferred by the participant until vested.
     Change in Control. The 2005 Plan defines a “Change in Control” of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.
     In the event of a Change in Control and the outstanding stock options and stock appreciation rights are not assumed or replaced, then all unexercisable, unvested or unpaid portions of such outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control.
     Any award not assumed, replaced or exercised prior to the Change in Control will terminate. The 2005 Plan authorizes the Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award’s written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.
     Termination or Amendment. The 2005 Plan will continue in effect until the first to occur of (i) its termination by the Board or (ii) the date on which all shares available for issuance under the 2005 Plan have been issued and all restrictions on such shares under the terms of the 2005 Plan and the agreements evidencing awards granted under the 2005 Plan have lapsed. However, all incentive stock options granted, if at all, must be granted within ten (10) years from the date the 2005 Plan was adopted by the Board. The Board may terminate or amend the 2005 Plan at any time, provided that no amendment may be made without stockholder approval if the Board deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of the Company is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Board, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.
Summary of U.S. Federal Income Tax Consequences
     The following is only a summary of the United States federal income tax consequences to participants in the 2005 Plan and does not purport to be complete. Interested parties and participants should refer to the applicable provisions of the Code. The summary does not address other taxes such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Each participant should consult his or her own tax advisor concerning the tax consequences of the 2005 Plan.

     Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
     Nonstatutory Stock Options and Indexed Stock Options. Options not designated or qualifying as incentive stock options, or as an indexed stock option, will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.
     Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
     Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired.

Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
     Performance and Restricted Stock Units Awards. A participant generally will recognize no income upon the grant of a performance share, performance units or restricted stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
     Deferred Stock Unit Awards. A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our Common Stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
     Other Stock-Based Awards. A participant generally will recognize income with respect to any other stock-based award at the time and in the manner required by the applicable provisions of the Code and such taxation will depend upon the specifics of any such award. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Accounting Treatment
     In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment, (SFAS No. 123R), which addresses all forms of share-based payment (“SBP”) awards, including all shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. SFAS No. 123R requires companies, including Cohu, to recognize as compensation expense, in its financial statements, the grant date fair value of all SBP awards over the service (vesting) period effective January 1, 2006.
New Plan Benefits
     Except as otherwise set forth below, awards granted under the 2005 Plan are granted at the discretion of the Committee, and, accordingly, are not yet determinable. Benefits under the 2005 Plan will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates, actual Company performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, other than the non-employee director stock options described below, it is not possible to determine the benefits that might be received by participants under the 2005 Plan. The Company will issue an annual option grant to each non-employee director as provided under the 2005 Plan as follows:

Name and Position	Shares
James A. Donahue, Chief Executive Officer	0
John H. Allen, Chief Financial Officer	0
James G. McFarlane, Senior Vice President	0
Colin P. Scholefield, Senior Vice President	0
Thomas G. Lightner, Vice President, Manufacturing	0
All Current Executive Officers, as a Group	0
All Current Non-Employee Directors who are not Executive Officers, as a Group (3 Persons)	15,000

All Employees and Directors, Including all Current Officers who are not Executive Officers, as a Group	15,000
Required Vote and Board of Directors Recommendation
     The affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to approve the amendments to the 2005 Plan.
     The Board of Directors believes that the proposed amendments to the 2005 Plan are in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board recommends a vote “for” approval of the amendments to the 2005 Plan.

PROPOSAL NO. 3
APPROVAL OF AMENDMENTS TO THE COHU 1997 EMPLOYEE STOCK PURCHASE PLAN
     The Cohu Board of Directors has approved and recommended for adoption certain amendments to the Cohu 1997 Employee Stock Purchase Plan (the “Purchase Plan”). The amendments, if approved by Cohu’s stockholders, will provide that the Purchase Plan would (i) continue in effect until the first to occur of its termination by the Board of Directors; the date on which all shares available for issuance under the Purchase Plan have been issued or the date on which all outstanding purchase options are exercised in connection with an acquisition of Cohu and (ii) increase the number of shares that may be issued under the Purchase Plan by 400,000 shares from 1,000,000 to 1,400,000. If the amendments are not approved by the stockholders, the Purchase Plan will (i) terminate upon the earliest to occur of February 28, 2007; the date on which all shares available for issuance under the Purchase Plan have been issued or the date on which all outstanding purchase options are exercised in connection with an acquisition of Cohu and (ii) the share reserve will remain at 1,000,000.
     As of March 14, 2006, a total of 641,535 shares of Cohu Common Stock have been issued under the Purchase Plan, and only 358,465 shares are available for future issuances. The Purchase Plan is otherwise unchanged since Cohu stockholders approved the Purchase Plan at the Cohu 1997 Annual Meeting of Stockholders. We believe strongly that approval of the amendments to the Purchase Plan are essential to our continued success. Our employees are our most valuable assets. The Purchase Plan is vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. The purchase of stock is also crucial to our ability to motivate employees to achieve Cohu’s long-term goals and provides a source of capital.
Summary of the Purchase Plan
     The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, a copy of which is available to any stockholder upon request.
     Purpose. The Board of Directors believes that the recruitment and retention of qualified personnel are essential to the Company’s continued growth and success and that an incentive plan such as the Purchase Plan is necessary for the Company to remain competitive in its compensation practices. The majority of high technology companies have purchase plans similar to the Purchase Plan described herein. The Purchase Plan provides employees the opportunity to purchase Common Stock of Cohu at a discount from market through payroll deductions.
     Administration. The Purchase Plan is administered by the Compensation Committee of the Board of Cohu. Such committee has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by Cohu without charge to participants.
     Eligibility and Participation. Any regular employee, including officers, who is employed by Cohu (or any of its majority-owned subsidiaries) for more than 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by the Code. As of March 14, 2006, approximately 1,000 employees were eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to Cohu a subscription agreement authorizing payroll deductions prior to the applicable offering date, or at such other time as may be determined by the Compensation Committee with respect to a given offering. By executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of Cohu’s Common Stock. No employee shall be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the employee would own 5% or more of the voting stock of all classes of stock of Cohu nor shall any employee be granted an option that would permit such employee to purchase stock under the Purchase Plan at a rate that exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) for each calendar year in which such option is outstanding at any time.

     Offering Periods. The Purchase Plan is implemented in a series of successive offering periods each with a duration of six months. Offering periods commence each November 1 and May 1. Shares are purchased on the last business day of each offering period. The Board of Directors may alter the duration of the offering periods without stockholder approval.
     Purchase Price. The price per share at which shares are purchased under the Purchase Plan is equal to the lower of (i) 85% of the fair market value of the Common Stock on the date of commencement of the offering period and (ii) 85% of the fair market value of the Common Stock on the last day of the offering period. The fair market value of the Common Stock on any relevant date will be deemed to equal the closing price on such date on the Nasdaq Stock Market.
     Payment of Purchase Price; Payroll Deductions. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant’s eligible compensation, which is defined in the Purchase Plan to include regular straight-time salary, exclusive of any payments for overtime, bonuses, commissions or incentive compensation. Payroll deductions commence on the first payday following the commencement date of the offering and continue until the end of the offering period unless sooner terminated as provided for in the Purchase Plan. All payroll deductions are credited to the participant’s account under the Purchase Plan and are deposited with the general funds of Cohu and until shares are purchased under the Purchase Plan such funds may be used by Cohu for any corporate purpose.
     Withdrawal. A participant’s interest in a given offering may be terminated in whole, but not in part, by signing and delivering to Cohu a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period and will result in a refund of all payroll deductions for that offering period. Any withdrawal by the participant of accumulated payroll deductions for a given offering automatically terminates the participant’s interest in that offering. A participant who ceases to be an eligible employee receives a refund of their payroll deductions for the offering period in which such loss of eligibility status occurs. No interest is paid on such refunds.
     Shares Reserved for Issuance; Capital Changes. Currently, a maximum of 1,000,000 shares of Cohu’s Common Stock may be issued under the Purchase Plan. If the amendments are approved by the stockholders, the number of shares authorized for issuance under the Purchase Plan will increase by 400,000 to 1,400,000. In the event any change is made in the capitalization of the Company, such as stock splits or stock dividends, which results in an increase or decrease in the number of shares of Common Stock outstanding, appropriate adjustments will be made by Cohu in the shares subject to purchase and in the purchase price per share. In the event Cohu is acquired by merger or asset sale during an offering period, all outstanding purchase options shall be assumed or an equivalent option shall be substituted by the successor corporation. If the successor corporation does not agree to assume the option or to substitute an equivalent option, the Board shall provide for the optionee to have the right to exercise the option immediately prior to the acquisition.
     Nonassignability. No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by Cohu as an election to withdraw from the Purchase Plan.
     Amendment and Termination. The amendment to extend the life of the Purchase Plan as discussed above, if approved by the stockholders at the Meeting, will provide that the Purchase Plan would continue in effect until the first to occur of (i) its termination by the Board of Directors, (ii) the date on which all shares available for issuance under the Purchase Plan have been issued or (iii) the date on which all outstanding purchase options are exercised in connection with an acquisition of Cohu. If the amendment is not approved by the stockholders, the Purchase Plan will terminate upon the earliest to occur of (i) February 28, 2007, (ii) the date on which all shares available for issuance under the Purchase Plan have been issued or (iii) the date on which all outstanding purchase options are exercised in connection with an acquisition of Cohu. The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without the prior approval of the stockholders of Cohu if such amendment would increase the number of shares reserved under the Purchase Plan, permit payroll deductions in excess of 10% of the participant’s compensation, materially modify the eligibility requirements or materially increase the benefits which may accrue under the Purchase Plan.
Summary of U.S. Federal Income Tax Consequences
     The following is only a summary of the United States federal income tax consequences to participants in the Purchase Plan and does not purport to be complete. Interested parties and participants should refer to the applicable provisions of the Code. The summary does not address other taxes such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Each participant should consult his or her own tax advisor concerning the tax consequences of the Purchase Plan.
     The Purchase Plan is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or when shares are purchased. Upon disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the first day of the offering period in which the shares were acquired and more than one year after the purchase date of the shares then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares, or (ii) 15% of the fair market value of the shares on the first day of the offering period, will be treated as ordinary income, and any further gain upon such disposition will be treated as long-term capital gain. If the shares are disposed of before the expiration of the holding periods described above, the excess of the fair market value of the shares on the last day of the offering period over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Cohu is not entitled to a deduction for amounts taxable to a participant, except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding periods described above.
Accounting Treatment
     See discussion under “Accounting Treatment” on page 12 of this Proxy Statement.
New Plan Benefits
     Because benefits under the Purchase Plan will depend on employees’ elections to participate and to purchase shares under the Purchase Plan at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the Purchase Plan.
Required Vote and Board of Directors Recommendation
     The affirmative vote of a majority of the votes cast at the Meeting, at which a quorum is present, either in person or by proxy, is required to approve the amendments to the Purchase Plan.
     The Board of Directors believes that the proposed amendments to the Purchase Plan are in the best interests of the Company and its stockholders for the reasons stated above. Therefore, the Board recommends a vote “for” approval of the amendments to the Purchase Plan.

PROPOSAL NO. 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board has appointed Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 30, 2006. Ernst & Young LLP served as Cohu’s independent registered public accounting firm for the fiscal year ended December 31, 2005 and also provided certain tax and other audit related services. See “Principal Accountant Fees and Services” on page 26. Representatives of Ernst & Young LLP are expected to attend the Meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.
     Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the fiscal year ending December 30, 2006. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.
Required Vote and Board of Directors Recommendation
     The affirmative vote of a majority of shares present, in person or by proxy at the Meeting (provided a quorum is present) is required to approve the ratification of the appointment of Ernst & Young LLP.
     The Board of Directors recommends that the stockholders approve the ratification of the appointment of Ernst & Young LLP as Cohu’s independent registered public accounting firm for the fiscal year ending December 30, 2006.
BOARD OF DIRECTORS AND COMMITTEES
Board Independence
     The Board has determined that each director included under “Independent Directors” in the table below and who is a member of the committees described below has no material relationship with Cohu (either directly or as a partner, shareholder or officer of an organization that has a relationship with Cohu) and is “independent” as defined under the requirements of the Nasdaq Stock Market independence standards, as currently in effect and the standards adopted by the Cohu Board of Directors.
Board Structure and Committee Composition
     As of the date of this proxy statement, our Board has six directors and the following three committees: (1) Audit, (2) Compensation and (3) Nominating and Governance. The membership during 2005 and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on Cohu’s website at www.cohu.com/investors/corporategovernance. During 2005, the Board held ten meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Cohu stockholders. All six directors attended the last annual meeting of stockholders held on May 10, 2005.

Nominating and
Name of Director	Audit		Compensation		Governance
Independent Directors:
James W. Barnes
Harry L. Casari (1)	X		X	*	X
Robert L. Ciardella	X		X		X *
Harold Harrigian (1)	X	*	X		X

Other Directors:
James A. Donahue
Charles A. Schwan (Chairman)

Number of Meetings in 2005	8		3		3

X = Committee member; * = Chair;

(1) Audit Committee financial expert as defined by Securities and Exchange Commission (“SEC”) Rules.

Audit Committee
     Cohu has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and approves the fees of Cohu’s independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews Cohu’s disclosure controls and procedures, internal controls including such controls over financial reporting, information security policies and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on Cohu’s financial statements. The Audit Committee works closely with management as well as Cohu’s independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Cohu for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.
     The report of the Audit Committee is included herein on page 25. The charter of the Audit Committee is available at www.cohu.com/investors/corporategovernance.
Compensation Committee
     The Compensation Committee discharges the Board’s responsibilities relating to compensation of Cohu’s executives and directors; produces an annual report on executive compensation for inclusion in Cohu’s proxy statement; provides general oversight of Cohu’s compensation structure, including Cohu’s equity compensation plans and benefits programs and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include; reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving employment agreements for executive officers; approving and amending Cohu’s incentive compensation and stock option programs (subject to stockholder approval if required); approving any changes to non-equity based benefit plans involving a material financial commitment by Cohu; recommending to the Board director compensation; monitoring director and executive stock ownership; and annually evaluating its performance and its charter.
     The report of the Compensation Committee is included herein beginning on page 26. The charter of the Compensation Committee is available at www.cohu.com/investors/corporategovernance.
Nominating and Governance Committee
     The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Chairman of the Board and CEO and presenting the results of the review to the Board and to the Chairman and CEO; reviewing and recommending proposed changes to Cohu’s charter or bylaws and Board committee charters; assessing periodically and recommending action with respect to stockholder rights plans or other stockholder protections; recommending Board committee assignments; reviewing and approving any employee director standing for election for outside for-profit boards of directors; reviewing governance-related stockholder proposals and recommending Board responses; overseeing the evaluation of the Board and management and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. The Chair of the Nominating and Governance Committee receives communications directed to non-management directors.

     The charter of the Nominating and Governance Committee is available at www.cohu.com/investors/corporategovernance.
Stockholder Nominees
     The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.” Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Cohu, Inc.
12367 Crosthwaite Circle
Poway, CA 92064-6817
     In addition, the bylaws of Cohu permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with Cohu’s bylaws, see “Stockholder Proposals – 2007 Annual Meeting” on page 29.
Director Qualifications
     Cohu’s Corporate Governance Guidelines are available at www.cohu.com/investors/corporategovernance and contain Board membership criteria that apply to the nominees recommended by the Nominating and Governance Committee for a position on Cohu’s Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Cohu’s values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.
Identifying and Evaluating Nominees for Directors
     Our Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations are aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.
Executive Sessions
     Executive sessions of independent directors are held at least three times a year. The sessions may be scheduled or held on an impromptu basis and are chaired by the Chair of the Nominating and Governance Committee. Any independent director can request that an additional executive session be initiated or scheduled.

Communications with the Board
     Individuals may communicate with the Board, including the non-management directors, by submitting an e-mail to Cohu’s Board at corp@cohu.com or by sending a letter to the Cohu Board of Directors, c/o Corporate Secretary, Cohu, Inc., 12367 Crosthwaite Circle, Poway, California 92064-6817.
Directors’ Compensation
     During 2005, independent directors received (i) an annual retainer of $20,000; (ii) $5,000 annually for services as Chairman of a Board committee, if applicable, and (iii) an additional annual fee of $2,500 with respect to membership on each committee. The Cohu 2005 Equity Incentive Plan (the “2005 Plan”), provides that each director who is not a current or former management employee of Cohu will receive an automatic grant of an option to purchase 20,000 shares of Cohu’s Common Stock upon their appointment to the Board and an annual grant of an option to purchase 5,000 shares thereafter. Options granted under the 2005 Plan have an exercise price equal to the fair market value on the grant date. Cohu pays the cost of health care insurance premiums and expenses for certain directors and their spouses. Mr. Schwan was paid a total of $35,000 for his services as a member and Chairman of the Board in 2005. Mr. Schwan also participates in the Cohu, Inc. Deferred Compensation Plan. On February 10, 2006, the Board of Directors increased the cash compensation of the independent directors effective January 1, 2006 as follows: (i) an annual retainer of $30,000; (ii) $7,500 annually for services as Chairman of a Board committee, and (iii) an additional fee of $3,500 for services as a member of each Board committee. In addition, the Chairman of the Board’s annual cash compensation was increased to $50,000.
CORPORATE GOVERNANCE
     Cohu has adopted Corporate Governance Guidelines (the “Guidelines”) that outline, among other matters, the role and functions of the Board, the responsibilities of various Board committees, selection of new directors and director independence. These Guidelines are available, along with other important corporate governance materials, on our website at www.cohu.com/investors/corporategovernance. As the operation of the Board is a dynamic process, the Board regularly reviews changing legal and regulatory requirements, evolving best practices and other developments. The Board may modify the Guidelines, as appropriate, from time to time.
CODE OF BUSINESS CONDUCT AND ETHICS
     Cohu has adopted a Code of Business Conduct and Ethics (the “Code”). The Code applies to all of Cohu’s Board of Directors and employees including the principal executive officer, principal financial officer and principal accounting officer. The Code, among other things, is designed to promote:
1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that Cohu files with, or submits to, the SEC and in other public communications made by Cohu;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5.	Accountability for adherence to the Code.
     The Code is available at www.cohu.com/investors/corporategovernance and is included as Exhibit 14 to Cohu’s Annual Report on Form 10-K for the year ended December 31, 2005.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding beneficial ownership of Cohu’s Common Stock as of February 22, 2006 or as of December 31, 2005 for certain stockholders by (i) each person known by Cohu, based on information provided by such person, to own more than 5% of Cohu’s Common Stock; (ii) each director of Cohu; (iii) each named executive officer included in the “Summary Compensation Table”; and (iv) all directors and executive officers as a group.

	Beneficially Owned	Common Stock		Percent
Name and address of beneficial owner	Common Stock	Equivalents (1)	Total	of class (2)
Nicholas J. Cedrone	1,336,138 (3)	—	1,336,138	5.93%
One Monarch Drive
Littleton, MA 01460

John H. Allen	18,528	155,003	173,531	*
James W. Barnes	350,819	—	350,819	1.56%
Harry L. Casari	1,600	16,250	17,850	*
Robert L. Ciardella	—	12,500	12,500	*
James A. Donahue	62,904	360,699	423,603	1.85%
Harold Harrigian	1,600	26,250	27,850	*
Thomas G. Lightner	1,702	41,252	42,954	*
James G. McFarlane	17,677	96,254	113,931	*
Colin P. Scholefield	3	83,253	83,256	*
Charles A. Schwan	163,584	—	163,584	*
All directors and executive officers as a group (10 persons)	618,417	791,461	1,409,878	6.04%

*	Less than 1%

(1)	Shares issuable upon exercise of stock options held by directors and executive officers that were exercisable on or within 60 days of February 22, 2006.

(2)	Computed on the basis of 22,539,821 shares of common stock outstanding as of February 22, 2006, plus, with respect to each person holding options to purchase common stock exercisable within 60 days of February 22, 2006, the number of shares of common stock issuable upon exercise thereof.

(3)	According to Schedule 13G filed with the Securities and Exchange Commission on January 27, 2006.
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION
Summary of Cash and Certain Other Compensation
     The following table discloses compensation paid to Cohu’s Chief Executive Officer, the other executive officer and certain officers of Delta Design, Cohu’s principal business unit, whose aggregate cash compensation exceeded $100,000 (the “Named Executive Officers”) during the last three years.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
				Awards
		Annual		Securities
		Compensation		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Options (#)	Compensation ($) (2)
James A. Donahue	2005	436,165	600,000	110,000	17,447
President and	2004	400,005	250,000	70,000	16,000
Chief Executive Officer	2003	374,062	100,000	70,000	14,824

John H. Allen	2005	265,364	250,000	50,000	10,615
Vice President, Finance & Chief	2004	245,003	150,000	30,000	8,200
Financial Officer	2003	231,542	50,000	30,000	7,841

Thomas G. Lightner	2005	176,941	110,674	—	8,139
Vice President, Manufacturing	2004	160,784	55,000	20,000	7,431
Delta Design	2003	149,807	25,000	20,000	6,792

James G. McFarlane	2005	200,013	111,539	—	8,400
Senior Vice President,	2004	200,013	40,000	15,000	8,200
Delta Design	2003	199,744	15,000	15,000	7,774

Colin P. Scholefield	2005	204,630	132,116	—	8,400
Senior Vice President, Sales & Service	2004	190,777	75,000	20,000	8,200
Delta Design	2003	180,000	25,000	20,000	7,500

(1)	The amounts shown in this column reflect payments under Cohu’s Incentive Bonus Plan or the 2005 Plan for key executives or other amounts paid at the discretion of the Cohu Board of Directors.

(2)	The amounts shown in this column reflect Cohu’s contributions to the Employees’ Retirement 401(k) Plan and the Cohu, Inc. Deferred Compensation Plan. These amounts exclude investment earnings (losses) on individual deferred compensation investment accounts.
Incentive Bonus Plan
     Cohu had an incentive bonus plan for key executives in effect through 2005. Under this plan, Cohu corporate officers may receive incentive compensation based on overall corporate pre-tax earnings and sales targets and other specified objectives and the principal executive of each division and subsidiary may receive incentive compensation based upon the earnings performance of the operations they manage. In each case, the incentive compensation is determined with reference to pre-tax earnings and sales targets and other objectives fixed by the Compensation Committee, or in the case of divisions and subsidiaries, by Cohu’s management.
Retirement Plan
     The Cohu Employees’ Retirement 401(k) Plan was implemented on January 1, 1978. The majority of Cohu’s employees, including the Named Executive Officers, who are at least 21 years of age and complete six months of service are eligible to enroll in this Plan. The participant may contribute a percentage of his or her annual compensation subject to maximum annual contribution limitations. Cohu may match participant contributions up to 4% of annual employee compensation not to exceed specified annual limits. The amounts contributed by Cohu are vested 10% after one year of participation, another 10% after two years and an additional 20% each year thereafter to the full 100%. Generally, the maximum nontaxable annual amount that any participant could contribute in 2005 was $14,000.
Cohu, Inc. Deferred Compensation Plan
     Cohu adopted the Cohu, Inc. Key Executive Long Term Incentive Plan in 1994. The Plan was amended, restated and renamed the Cohu, Inc. Deferred Compensation Plan in 2001. Under this Plan, certain corporate officers, including the Cohu Executive Officers, may elect to defer a portion of their current compensation. Cohu will then match participant contributions up to 4% of the executive’s compensation in excess of specified annual limits. These combined funds may be used by Cohu to purchase a specifically designed life insurance policy on the executive’s life or maintained in the general corporate funds of Cohu. Cohu is not entitled to a corporate tax deduction until the year in which the executive recognizes taxable income in connection with the Plan. Participant contributions, distributions and investment earnings and losses are accumulated in deferral investment accounts as established by the Plan. The trust assets, consisting primarily of the cash surrender value of life insurance policies, and the payroll obligation to the participant are included in Cohu’s consolidated financial statements. The payroll obligation increases or decreases based on changes in the participant’s deferral investment account. Participants may elect to receive payment of their deferral account in ten or fifteen annual installments upon retirement and in lump sum or five, ten or fifteen annual installments upon disability, death, termination or change in control, as defined in the Plan.
Termination Agreements
     Cohu has entered into Termination Agreements with Mr. Donahue and Mr. Allen pursuant to which those executives would be entitled to a payment in the event of a termination of employment for specified reasons following a change of control of Cohu. For this purpose, a change of control of Cohu means a merger or consolidation of Cohu (except with a wholly owned subsidiary), a sale by Cohu of all or substantially all of its assets, the acquisition of beneficial ownership of a majority of the outstanding voting stock of Cohu by any person, entity or affiliated group or a change in the identities of a majority of the directors of Cohu within a period of thirty consecutive months resulting in whole or in part from the election of persons who were not management nominees. Termination of employment for purposes of these agreements means a discharge of the executive by Cohu, other than for specified causes including death, disability, wrongful acts, habitual intoxication, habitual neglect of duties or normal retirement. Termination also includes resignation following the occurrence of an adverse change in the executive’s position, duties, compensation or work conditions. The amounts payable under the agreements will change from year to year based on the executive’s compensation. In the event of a termination in 2006 following a change of control, the amounts payable to Mr. Donahue and Mr. Allen would be approximately $1,700,000 and $1,000,000, respectively.
OPTION GRANTS IN LAST FISCAL YEAR
     The following table provides information on grants of options to purchase Cohu’s Common Stock made to the Named Executive Officers during the year ended December 31, 2005.

Individual Grants
Number of
	Securities	Percent of			Potential Realizable Value
	Underlying	Total Options			at Assumed Annual Rates of
	Options	Granted	Exercise or		Stock Price Appreciation
	Granted	to Employees	Base Price	Expiration	for Option Term (2)
Name	(#) (1)	in Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
James A. Donahue	110,000	44.8%	16.89	1/6/2015	1,168,423	2,961,014

John H. Allen	50,000	20.4%	16.89	1/6/2015	531,102	1,345,916

Thomas G. Lightner	—	—%	—	—	—	—

James G. McFarlane	—	—%	—	—	—	—

Colin P. Scholefield	—	—%	—	—	—	—

(1)	Consists of stock options, which (i) were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, (ii) become exercisable over four years at the rate of one-fourth each year and (iii) expire ten years from the date of grant. The options were granted under Cohu’s 1998 Stock Option Plan.

(2)	The “potential realizable value” shown represents the potential gains based on annual compound stock price appreciation of 5% and 10% from the date of grant through the full 10-year option term, net of exercise price, but before taxes associated with the exercise. The amounts represent assumed rates of appreciation only based on the Securities and Exchange Commission rules and do not represent Cohu’s estimate of the possible future appreciation in Cohu’s Common Stock or gains, if any, that may ultimately be realized by the above option holders. If the price of Cohu’s Common Stock does not increase above the exercise price, no value will be realizable from these options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
     The following table provides information on option exercises in 2005 by the Named Executive Officers and the value of such officers’ unexercised options at December 31, 2005.

	Shares		Number of Securities		Value of Unexercised
	Acquired	Value	Underlying Unexercised		In-the-Money Options
	on Exercise	Realized	Options at Fiscal Year-End (#)		at Fiscal Year-End ($) (2)
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Donahue	—	—	280,698	214,998	2,246,515	1,322,436

John H. Allen	20,000	276,600	120,002	94,998	816,914	583,836

Thomas G. Lightner	7,500	84,375	41,252	28,748	340,122	204,678

James G. McFarlane	10,000	158,500	96,254	23,746	880,941	178,009

Colin P. Scholefield	3,000	40,290	83,253	31,247	766,233	232,692

(1)	The value realized is based on the difference between the market price of the shares purchased on the exercise date and the exercise price multiplied by the number of shares acquired and before taxes associated with such exercise.

(2)	Calculated solely on the basis of the fair market value of Cohu’s Common Stock at December 30, 2005, minus the aggregate exercise price and before taxes associated with such exercise. Accordingly, such amounts may bear no relationship to gains, if any, that may be realized upon the ultimate disposition of the shares. The closing price of Cohu’s Common Stock on December 30, 2005, the last trading day of 2005, as reported on the Nasdaq Stock Market was $22.87.
EQUITY COMPENSATION PLAN INFORMATION
     The following table summarizes our equity compensation plan information as of December 31, 2005.

	Number of securities to	Weighted average	Number of securities
	be issued upon exercise	exercise price of	available for future issuance
	of outstanding options,	outstanding options,	under equity compensation
	warrants and rights (1)	warrants and rights	plans (excluding securities
Plan Category	(a)	(b)	reflected in column (a)) (c)
(In thousands, except per share amounts)
Equity compensation plans approved by security holders	2,504	$15.66	1,136 (2)
Equity compensation plans not approved by security holders	—	—	—

	2,504	$15.66	1,136

(1)	Includes only options outstanding under Cohu’s stock option plans, as no stock warrants or rights were outstanding as of December 31, 2005.

(2)	Includes 358,465 shares of common stock reserved for future issuance under the Cohu 1997 Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT
     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
Composition
     The Audit Committee of the Board of Directors is composed of three independent directors, as defined by current rules of The Nasdaq Stock Market, Inc., and operates under a written charter adopted by the Board of Directors. The current members of the Audit Committee are Harold Harrigian (Chairman), Harry L. Casari and Robert L. Ciardella.
Responsibilities
     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and risk assessment and risk management. The Audit Committee manages Cohu’s relationship with its independent registered public accounting firm (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Cohu for such advice and assistance.
     Cohu’s management has primary responsibility for preparing Cohu’s financial statements and Cohu’s financial reporting process. Cohu’s independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion on (i) the conformity of Cohu’s audited financial statements with accounting principles generally accepted in the United States and (ii) management’s assessment and their own as to the effectiveness of Cohu’s internal control over financial reporting.
Review with Management and Independent Registered Public Accounting Firm
     In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP. Management represented to the Audit Committee that Cohu’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and that Cohu’s internal control over financial reporting was effective as of December 31, 2005, and the Audit Committee has reviewed and discussed the consolidated financial statements and Cohu’s effectiveness of internal control over financial reporting with management and the independent registered public accounting firm. The Audit Committee also discussed with Ernst & Young LLP matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees.
     Ernst & Young LLP also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with them, the firm’s independence.
Summary
     Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management, and the reports of Ernst & Young LLP to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Cohu’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.
SUBMITTED BY THE AUDIT COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harold Harrigian (Chairman)	Harry L Casari	Robert L. Ciardella

PRINCIPAL ACCOUNTANT FEES AND SERVICES
     The following table shows the fees billed to Cohu for the audit and other services provided by Ernst & Young LLP for the years ended December 31, 2005 and 2004 (in thousands).

	2005	2004
Audit Fees(1)	$603	$552
Audit-Related Fees(2)	10	48
Tax Fees:
Tax Compliance(3)	72	79
Tax Planning and Advice	—	11

	72	90
All Other Fees	—	—

Total	$685	$690

     The Audit Committee has established pre-approval policies and procedures concerning the engagement of Cohu’s independent registered public accounting firm to perform any services. These policies require that all services rendered by Cohu’s independent registered public accounting firm be pre-approved by the Audit Committee within specified, budgeted fee amounts. In addition to the approval of all audit fees in 2005 and 2004, 100% of the non-audit fees were pre-approved by the Audit Committee.
     The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by Cohu’s independent registered public accounting firm with associated fees up to a maximum for any one non-audit service of $10,000, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. In addition, audit fees include those fees related to Ernst & Young LLP’s audit of the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

(2)	Audit-related fees consisted primarily of accounting consultation services related to business acquisitions and divestitures and other attestation services.

(3)	Tax compliance fees consisted primarily of assistance with (i) preparation of Cohu’s federal, state and foreign tax returns; (ii) tax return examinations and (iii) expatriate tax return filings.
COMPENSATION COMMITTEE REPORT
     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
     The Compensation Committee (the “Committee”) of the Board of Directors determines and administers Cohu’s executive compensation policies and programs. During 2005, Messrs. Casari, Ciardella and Harrigian served as members of the Committee.
Compensation Philosophy
     One of the Committee’s primary objectives in establishing compensation policies is to maintain competitive programs to attract, retain and motivate high caliber executives and maximize the long-term success of Cohu by appropriately rewarding such individuals for their achievements. Another objective is to provide an incentive to executives to focus their efforts on long-term goals for Cohu by closely aligning their financial interests with those of the stockholders. To attain these goals, the Committee has designed Cohu’s executive compensation program to include base salary, annual cash bonus incentives and long-term incentives in the form of stock options. The Committee believes that Cohu’s executive compensation programs, as summarized below, have met these objectives.
Base Salary
     The Committee generally determines base salary levels for executive level positions prior to the annual stockholders’ meeting in May or at other times as deemed appropriate. The process involved in the determination of executive base salaries for 2005 is summarized below.
     In January 2005, the Compensation Committee decided to increase the annual base salary of the Chief Executive Officer from $400,000 to $436,000 and from $245,000 to $267,000 for the Chief Financial Officer. These salary increases were based on a study of the base salaries of similar positions at other high technology companies of comparable size and complexity prepared by an independent compensation consulting firm. The base salaries for the other three Named Executive Officers, all of whom are officers of Delta Design, were also adjusted in 2005 based on a compensation study of similar sized technology companies prepared by the same independent compensation consulting firm.
Annual Incentives
     Bonuses are designed to be a significant component of cash compensation. For 2005, bonuses for Cohu executive level positions were to be determined according to Cohu’s Incentive Bonus Plan (the “Incentive Plan”), with 50% based upon predetermined sales and pretax income targets and 50% on other criteria related to strategic objectives of Cohu. In general, the Incentive Plan performance target objectives must be achieved before any bonuses may be paid to participants under this plan. The 2005 target bonuses for the Cohu Chief Executive and Chief Financial Officers were established at 75% and 50% of base salary, respectively, with a maximum award of 150% of the specified target bonuses, with Compensation Committee discretion to exceed 150% for exceptional performance.
     In February, 2006, the Committee reviewed the Company’s financial performance for the year ended December 31, 2005 to assess the amount of the bonuses that had been earned in accordance with Cohu’s Incentive Plan. The Committee decided to award bonuses to the Chief Executive Officer and Chief Financial Officer consistent with the Incentive Plan’s sales and pretax income targets and based on various other factors the Committee deemed relevant including the participant’s contributions during the last year, the achievement of strategic initiatives, a comparison to bonuses paid by other comparable sized technology companies in related industries and Cohu’s financial performance relative to other semiconductor equipment companies. The 2005 bonuses paid to the other three Named Executive Officers, all of whom are officers of Delta Design, were determined by the Committee and were based on the individual’s contributions and performance during the year, the achievement of strategic objectives and the financial performance of Delta Design.
Stock Options
     The Committee grants stock options to focus the executive on the long-term performance of Cohu and on maximizing stockholder value. The grant of stock options is tied to individual executive performance. The Committee grants such stock options after a review of various factors, including the executive’s current equity ownership in Cohu, potential future contributions to Cohu and job responsibilities. The Committee members weigh these subjective factors individually and arrive at final determinations for option grants through consensus. Stock options are granted with an exercise price equal to the current fair market value of Cohu’s stock and utilize vesting periods to encourage retention of executive officers. The size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies in Cohu’s industry, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. In 2005, the Committee approved stock option grants to the Named Executive Officers consistent with these criteria. See “Option Grants in Last Fiscal Year.” The Committee believes stock options serve to align the interests of executive officers with those of other stockholders.
Chief Executive Officer’s Compensation
     During January, 2005, the Committee determined that it was appropriate to adjust Mr. Donahue’s annual salary from $400,000 to $436,000 based on a study of the base salaries of similar positions at other high technology companies of comparable size and complexity prepared by an independent compensation consulting firm. The decisions made with respect to the 2005 compensation of the Chief Executive Officer were intended to continue Cohu’s philosophy of aligning the interests of the Chief Executive Officer with the interests of the Company and its stockholders. The 2005 cash bonus paid to Mr. Donahue was earned based on sales and pretax performance targets and other individual goals related to strategic objectives of Cohu achieved during the year established in the Incentive Plan.
Tax Deductibility Of Executive Compensation
     Section 162(m) of the Code restricts deductibility of executive compensation paid to Cohu’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable and believes that compensation related to stock options or bonuses that may be granted under the 2005 Plan will generally be deductible for federal income tax purposes.
SUBMITTED BY THE COMPENSATION COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harry L. Casari (Chairman)	Robert L. Ciardella	Harold Harrigian
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     None of the current Compensation Committee members or Named Executive Officers have any relationships which must be disclosed under this caption.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     There were no such reportable relationships or transactions during 2005.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires that Cohu’s executive officers and directors and persons who own more than 10% of a registered class of Cohu’s equity securities, file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish Cohu with copies of all Section 16(a) forms they file.
     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, Cohu believes that during the year ended December 31, 2005 its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.
COMPARATIVE STOCK PERFORMANCE GRAPH
     The information contained in this Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The graph below compares the cumulative total stockholder return on the Common Stock of Cohu for the last five fiscal years with the cumulative total return on a Peer Group Index and a Nasdaq Market Index over the same period (assuming the investment of $100 in Cohu’s Common Stock, Peer Group Index and Nasdaq Market Index on December 31, 2000 and reinvestment of all dividends). The Peer Group Index set forth on the Performance Graph is the index for Hemscott, Inc., Industry Group 834 “Semiconductor Equipment/Material”. Industry Group 834 is comprised of approximately 50 publicly-held semiconductor equipment and other related companies. Historical stock price performance is not necessarily indicative of future stock price performance.

	2000	2001	2002	2003	2004	2005
Cohu	$100	$143	$108	$142	$139	$174
Peer Group	$100	$109	$66	$119	$93	$98
Nasdaq	$100	$80	$56	$84	$91	$93
OTHER MATTERS
     The Board of Directors is unaware of any other business to be presented for consideration at the Meeting. If, however, such other business should properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders. The shares represented by proxies received in time for the Meeting will be voted and if any choice has been specified the vote will be in accordance with such specification.
STOCKHOLDER PROPOSALS — 2007 ANNUAL MEETING
     Stockholders are entitled to present proposals for action, including nominations for candidates for membership on Cohu’s Board of Directors, at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and Cohu’s bylaws. Any proposals intended to be presented at the 2007 Annual Meeting of Stockholders of Cohu must be received at Cohu’s offices on or before December 1, 2006 in order to be considered for inclusion in Cohu’s proxy statement and form of proxy relating to such meeting.
     If a stockholder intends to submit a proposal at the 2007 Annual Meeting of Stockholders of Cohu, which proposal is not intended to be included in Cohu’s proxy statement and form of proxy relating to such meeting, the stockholder should provide Cohu with appropriate notice no later than December 1, 2006. If Cohu fails to receive notice of the proposal by such date, any such proposal will be considered untimely and Cohu will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2007 Annual Meeting of Stockholders of Cohu.

ANNUAL REPORT ON FORM 10-K
     Copies of Cohu’s Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to Investor Relations, Cohu, Inc., 12367 Crosthwaite Circle, Poway, California 92064. The Annual Report on Form 10-K is also available at www.cohu.com and www.sec.gov.

By Order of the Board of Directors,

Thomas L. Green
Secretary
Poway, California
March 31, 2006

Appendix A
COHU, INC.
2005 EQUITY INCENTIVE PLAN
     1. Establishment, Purpose and Term of Plan.
          1.1 Establishment. The Cohu, Inc. 2005 Equity Incentive Plan (the “Plan”) was originally established effective as of May 10, 2005, the date of its approval by the stockholders of the Company (the “Effective Date”), and was subsequently amended and restated, subject to stockholder approval, by the Board on March 17, 2006.
          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, Deferred Stock and Other Stock-Based Awards. After the Effective Date, the Company shall terminate, and no longer issue any awards from under, the Company’s 1998 Stock Option Plan, 1996 Outside Directors Stock Option Plan and 1996 Stock Option Plan.
          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.
     2. Definitions and Construction.
          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
               (b) “Award” means any Option, SAR, Restricted Stock, Performance Share, Performance Unit, Restricted Stock Unit, Deferred Stock or Other Stock-Based Award granted under the Plan.
               (c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” a “SAR Agreement,” a “Restricted Stock Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement,” a “Restricted Stock Unit Agreement,” a “Deferred Stock Unit Agreement,” or an “Other Stock-Based Award Agreement.”
               (d) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).
               (e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
               (f) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
               (g) “Company” means Cohu, Inc., a Delaware corporation, or any successor corporation thereto.
               (h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.
               (i) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m).
               (j) “Deferred Stock” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10.3 of the Plan to receive a share of Stock on a date determined in accordance with the Plan and the Participant’s Award Agreement.
               (k) “Director” means a member of the Board or of the board of directors of any other Participating Company.
               (l) “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.
               (m) “Dividend Equivalent” means a credit, made at the discretion of the Board or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
               (n) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.
               (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
                    (i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the

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last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.
                    (ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
               (q) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
               (r) “Indexed Option” means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Board and set forth in the Option Agreement.
               (s) “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
               (t) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock determined in accordance with a formula X + Y(A-B) / A, where:
                    X = the number of shares of Stock to be issued to the Participant upon exercise of the Option;
                    Y = the total number of shares with respect to which the Participant has elected to exercise the Option;
                    A = the Fair Market Value of one (1) share of Stock;
                    B = the exercise price per share (as defined in the Participant’s Award Agreement).
               (u) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.
               (v) “Officer” means any person designated by the Board as an officer of the Company.
               (w) “Option” means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option, a Nonstatutory Stock Option or an Indexed Option.
               (x) “Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 10.5 of the Plan.
               (y) “Outside Director” means a Director who is not an Employee of the Company or of any Parent Corporation or Subsidiary Corporation.
               (z) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (aa) “Participant” means any eligible person who has been granted one or more Awards.
               (bb) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation or Affiliate.
               (cc) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

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               (dd) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Sections 9 and 10, but which are subject to the terms and conditions set forth in Section 11. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m).
               (ee) “Performance Bonus Award” means the cash award set forth in Section 10.6
               (ff) “Performance Goal” means the criteria that the Committee uses to establish qualified performance-based compensation under Section 162(m) and the formulas for determining whether such performance targets have been obtained. Such Performance Goals may be based upon one or more Performance Measures, subject to the following: Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance-Based Award shall be calculated in accordance with U.S. generally accepted accounting principles, but prior to the accrual or payment of any Performance-Based Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance-Based Award. Performance targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance-Based Award determined under the applicable Performance-Based Award formula by the level attained during the applicable Performance Period. A Performance target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.
               (gg) “Performance Measures” may be one or more of the following, or a combination of the any of the following, as determined by the Committee: (i) revenue; (ii) gross margin; (iii) operating margin; (iv) operating income; (v) pre-tax profit; (vi) earnings before interest, taxes and depreciation; (vii) net income; (viii) cash flow; (ix) expenses; (x) the market price of the Stock; (xi) earnings per share; (xii) return on stockholder equity; (xiii) return on capital; (xiv) return on net assets; (xv) economic value added; (xvi) number of customers; (xvii) market share; (xviii) return on investment; (xix) profit after tax; (xx) customer satisfaction; (xxi) business divestitures and acquisitions; (xxii) supplier awards from significant customers; (xxiii) new product development and (xxiv) working capital.
               (hh) “Performance Period” means a period established by the Committee pursuant to Section 11 of the Plan at the end of which one or more Performance Goals are to be measured.
               (ii) “Performance Share” means a right granted to a Participant pursuant to Section 10.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance based targets established by the Committee.
               (jj) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10.2 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon achieving certain Performance Goals or other performance based targets.
               (kk) “Prior Plan Award” means, any option or other award granted pursuant to the Company’s 1998 Stock Option Plan, 1996 Outside Directors Stock Option Plan, 1996 Stock Option Plan or 1994 Stock Option Plan which is outstanding on or after the Effective Date.
               (ll) “Restricted Stock” means Stock granted to a Participant pursuant to Section 9 of the Plan that is subject to certain conditions (including any applicable Vesting Conditions), and may be subject to risk of forfeiture.
               (mm) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10.4 of the Plan to receive the value associated with

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a share of Stock on a date determined in accordance with the provisions of the Plan and the Participant’s Award Agreement.
               (nn) “Restriction Period” means the period established in accordance with Section 9 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.
               (oo) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
               (pp) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 8 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
               (qq) “Section 162(m)” means Section 162(m) of the Code.
               (rr) “Securities Act” means the Securities Act of 1933, as amended.
               (ss) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant’s Service shall be deemed to have terminated unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Option Agreement. The Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
               (tt) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.
               (uu) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
               (vv) “Ten Percent Owner Participant” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
               (ww) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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     3. Administration.
          3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Award shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
          3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.
          3.3 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:
               (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;
               (b) to designate Options as Incentive Stock Options, Nonstatutory Stock Options or Indexed Options;
               (c) to determine the type(s) of Other Stock-Based Awards, and their terms and conditions that may be granted under the Plan;
               (d) to determine the Fair Market Value of shares of Stock or other property;
               (e) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability of the Award or the vesting of any Award of any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service with the Participating Company Group on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
               (f) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
               (g) to approve one or more forms of Award Agreement;
               (h) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

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               (i) to accelerate, continue, extend or defer the exercisability of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service with the Participating Company Group;
               (j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws or regulations of, or to accommodate the tax policy, financial accounting or custom of, foreign jurisdictions whose citizens may be granted Awards;
               (k) to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and
               (l) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
          3.4 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
          3.5 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Option which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).
          3.6 No Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and/or SARs and the grant in substitution therefore of any new Awards, including specifically any new Options and/or SARs having a lower exercise price or (b) the amendment of outstanding Options and/or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.
          3.7 No Restricted Stock Award Acceleration. Notwithstanding any provision of the Plan to the contrary, no Restricted Stock Award may be granted which provides, or subsequently amended to provide, for (i) any acceleration of vesting for any reason other than upon a Change in Control or after the Participant’s death or Disability and (ii) vesting of one hundred percent (100%) of any such Restricted Stock Award prior to the passage of three (3) years of Service (unless such Restricted Stock Award will vest in accordance with the satisfaction of any Performance Goal).
          3.8 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action,

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suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be Four Million One Hundred and Eleven Thousand Four Hundred and Ninety-Two (4,111,492). This share reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. However, the share reserve, determined at any time, shall be reduced by the number of shares subject to the Prior Plan Awards (which as of March 14, 2006 equaled 2,249,410). If any outstanding Award, including any Prior Plan Award, for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase, including any Prior Plan Award, are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, including any Prior Plan Award, or such forfeited or repurchased shares of Stock shall again be available for grant under the Plan. Shares of Stock shall not be deemed to have been granted pursuant to the Plan with respect to any portion of an Award that is settled in cash. Notwithstanding anything to the contrary in this Section 4.1, the following shares of Stock shall not be available for reissuance under the Plan: (i) shares of Stock with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends, shares sold pursuant to a Cashless Exercise described in Section 6.3(a) or otherwise; (ii) shares of Stock which are withheld from any Award or payment under the Plan to satisfy tax withholding obligations pursuant to Section 16.2; (iii) shares of Stock which are surrendered by any Participant (through a Cashless Exercise, actual delivery of the shares or attestation of ownership) to fulfill tax withholding obligations or to pay the applicable exercise price for any Award; and (iv) shares of Stock subject to the grant of a SAR which are not issued upon settlement of the SAR.
          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the Section 162(m) Grant Limit set forth in Section 5.4 and in the exercise price or purchaser price of any outstanding Awards. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 13.1) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are accurately reflected for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price and/or purchase price per share of, the outstanding Awards (if any) shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price and/or purchase price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.
     5. Eligibility and Award Limitations.
          5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.
          5.2 Participation. Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

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          5.3 Incentive Stock Option Limitations.
               (a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
               (b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
          5.4 Award Limits.
               (a) Aggregate Limit on Restricted Stock, Performance Shares and Performance Units. Subject to adjustment as provided in Section 4.2, in no event shall more than One-Million Five-Hundred Thousand (1,500,000) shares of Stock in the aggregate be issued under the Plan pursuant to the exercise or settlement of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.
               (b) Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).
                    (i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than Five Hundred Thousand (500,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option and/or SAR for the purchase of up to an additional Two Hundred and Fifty Thousand (250,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.
                    (ii) Restricted Stock and Restricted Stock Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Units, subject to Vesting Conditions based on the attainment of Performance Goals, for more than Two Hundred Thousand (200,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of a Restricted Stock Award or Restricted Stock Units of up to an additional One Hundred Thousand (100,000) shares of Stock.
                    (iii) Performance Shares and Performance Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (A) Performance Shares which could result in such Employee receiving more than One Hundred Thousand (100,000) shares of Stock for each full fiscal year of the

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Company contained in the Performance Period for such Award, or (B) Performance Units which could result in such Employee receiving more than $1,000,000 for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Share or Performance Unit for the same Performance Period.
                    (iv) Performance Bonus Awards. No Employee shall be paid a Performance Bonus Award pursuant to Section 10.6 which is greater than $1,000,000 for each full fiscal year of the Company contained in the Performance Period for such award.
     6. Terms and Conditions of Options.
          Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Participant shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) notwithstanding anything to the contrary in this Section 6.1, in the case of an Indexed Option, the Board shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
          6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
          6.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice of exercise electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by approval of or by amendment to the standard forms of Award Agreement described in Section 12, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

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               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
                    (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
                    (iii) Net-Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to grant Incentive Stock Options, or to grant, or amend, any Nonstatutory Options to provide that such Options may be exercised by the means of a Net-Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants. No Option will be granted (or amended in the case of a Nonstatutory Stock Option) to permit a Net-Exercise prior to the effectiveness of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123R.
          6.4 Effect of Termination of Service. An Option shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option.
          6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act. Notwithstanding any of the foregoing, the Board may permit further transferability of any Option, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.
     7. Terms and Conditions of Outside Director Options.
          Outside Director Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Outside Director Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the following terms and conditions:
          7.1 Automatic Grant. Subject to the execution by an Outside Director of an appropriate Award Agreement, Options shall be granted automatically and without further action of the Board, as follows:
               (a) Initial Option. Each person who first becomes an Outside Director after the Effective Date shall be granted on the date such person first becomes an Outside Director an Option to purchase Twenty Thousand (20,000) shares of Stock (an “Initial Option”).

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               (b) Annual Option. Each Outside Director shall be granted on the first anniversary of the grant of the Initial Option and each successive anniversary, an Option to purchase Five Thousand (5,000) shares of Stock (an “Annual Option”).
               (c) Right to Decline Outside Director Option. Notwithstanding the foregoing, any person may elect not to receive an Outside Director Option by delivering written notice of such election to the Board no later than the day prior to the date such Option would otherwise be granted. A person so declining an Outside Director Option shall receive no payment or other consideration in lieu of such declined Outside Director Option. A person who has declined an Outside Director Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date such Outside Director Option would be granted pursuant to Section 7.1(a) or (b), as the case may be.
          7.2 Exercisability and Term of Outside Director Options. Each Outside Director Option shall vest and become exercisable as set forth below and shall terminate and cease to be exercisable on the tenth (10th) anniversary of the date of grant of the Outside Direct Option, unless earlier terminated in accordance with the terms of the Plan or the Award Agreement evidencing such Outside Director Option.
               (a) Initial Options. Except as otherwise provided in the Plan or in the Award Agreement evidencing such Outside Director Option, each Initial Option shall vest and become exercisable in four (4) substantially equal installments on each of the first four (4) anniversaries of the date of grant of the Initial Option, provided that the Outside Director’s Service has not terminated prior to the relevant date.
               (b) Annual Options. Except as otherwise provided in the Plan or in the Award Agreement evidencing such Outside Director Option, each Annual Option shall vest and become exercisable in two (2) substantially equal installments on each of the first two (2) anniversaries of the date of grant of the Annual Option, provided that the Outside Director’s Service has not terminated prior to the relevant date.
          7.3 Effect of Change in Control on Outside Director Options. In the event of a Change in Control, as defined in Section 13.1, any unexercisable or unvested portions of outstanding Outside Director Options and any shares acquired upon the exercise thereof held by Outside Directors whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Outside Director Option and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 7.3 shall be conditioned upon the consummation of the Change in Control. In addition, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may either assume the Company’s rights and obligations under outstanding Outside Director Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock. Any Outside Director Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Outside Director Options immediately prior to an Ownership Change Event described in Section 13.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Outside Director Options shall not terminate.
     8. Terms and Conditions of Stock Appreciation Rights.
          Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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          8.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
          8.2 Exercise Price and Other Terms. The Board, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of each SAR granted under the Plan; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
          8.3 Exercise of SARs. SARs will be exercisable on such terms and conditions as the Board, in its sole and absolute discretion, will determine.
          8.4 Award Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Board, in its sole discretion, will determine.
          8.5 Expiration of SARs. Each SAR grant under the Plan will expire upon the date determined by the Board, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the requirements of Sections 6.2, 6.3, 6.4 and 6.5 also will apply to SARs to the extent not replaced or superseded by the terms of any Award Agreement.
     9. Terms and Conditions of Restricted Stock Awards.
          Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          9.1 Grant of Restricted Stock. The Board is authorized to make Awards of Restricted Stock to any Participant selected by the Board in such amounts and subject to such terms and conditions as determined by the Board.
          9.2 Issuance and Restrictions. Restricted Stock Awards will be subject to such restrictions on transferabilty and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote shares of Stock or the right to receive dividends on the Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Board determines at the time of the grant of the Award or thereafter. The minimum period for such restrictions shall be a period of three (3) years. Notwithstanding the foregoing however, Restricted Stock Awards may become one hundred percent (100%) vested earlier than after the passage of three (3) years upon (i) the occurrence of a Change in Control, as provided in any applicable Award Agreement, or (ii) achievement of such the Awards applicable Performance Goals.
          9.3 Forfeiture. Except as otherwise determined by the Board at the time of grant of the Award or thereafter, upon termination of Service during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions will be forefeited; provided, however, that the Board may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions.
          9.4 Voting Rights; Dividends and Distributions. Except as may be provided in any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such

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shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
     10. Terms and Conditions of Other Types of Awards.
          Other types of Awards, such as Performance Shares, Performance Units, Deferred Stock, Restricted Stock Units, Other Stock-Based Awards and Performance Bonus Awards (collectively “Other Types of Award”) shall be evidenced by Award Agreements specifying the type of Award and the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. No Other Type of Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing any Other Type of Award may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
          10.1 Performance Shares. Any Participant selected by the Committee may be granted one or more Performance Share awards which will be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee will consider (among other such factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
          10.2 Performance Units. Any Participant selected by the Committee may be granted one or more Performance Unit awards which will be denominated in units of value, which, without limitation, may include the dollar value of shares of Stock, and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee will consider (among other such factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
          10.3 Deferred Stock. Any Participant selected by the Board may be granted an award of Deferred Stock in the manner determined from time to time by the Board. The number of shares of Deferred Stock will be determined by the Board and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee, or upon such settlement date as may be elected by the Participant. Unless otherwise provided by the Board, a Participant awarded Deferred Stock will have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Stock underlying such Award has been issued. In addition, Deferred Stock may be granted automatically with respect to such number of shares of Stock and upon such other terms and conditions as established by the Board in lieu of:
               (a) cash or shares of Stock otherwise issuable to such Participant upon the exercise or settlement of a Restricted Stock Award or Performance Award; or
               (b) any cash to be otherwise paid to the Participant in the form of salary, bonus, commissions, or such other compensation program maintained by the Company.
          10.4 Restricted Stock Units. The Board is authorized to make Awards of Restricted Stock Units to any Participant selected by the Board in such amounts and subject to such terms and conditions as determined by the Board. The number of Restricted Stock Units will be determined by the Board and may be linked to the Performance Goals or other specific performance criteria determined to be appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. At the time of grant, the Board will specify the date or dates on which the Restricted Stock Units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the

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Board will specify the settlement date applicable to each grant of Restricted Stock Units which will be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant. On the settlement date, the Company will transfer to the Participant either (i) one unrestricted, fully transferable share of Stock or (ii) cash equal to the value of one such share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and which was not previously forfeited. The Board will specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock.
          10.5 Other Stock-Based Awards. Any Participant selected by the Board may be granted one or more awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Goals or other specific performance criteria determined appropriate by the Board, in each case on a specified date or dates or over any period or periods determined by the Board. In making such determinations, the Board will consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation to the particular Participant.
          10.6 Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Award in the form of a cash bonus payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee will be based upon objectively determinable bonus formulas established in accordance with Section 11.
          10.7 Term of Other Type Awards. Except as otherwise provided herein, the term of any Other Type Award will be set by the Board in its sole and absolute discretion and set forth in any applicable Award Agreement.
          10.8 Exercise or Purchase Price. The Board may establish the exercise or purchase price, if any, of any Other Type Award; provided, however, that such price will not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable law.
          10.9 Exercise Upon Termination of Service. Any Other Type of Award will only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Board in its sole and absolute discretion may provide that any Other Type of Award may be exercised or paid subsequent to a termination of Service, as applicable, or following a Change in Control, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares, Performance Units or Performance Bonus Awards will be subject to the requirements of Section 162(m) that apply to such award and/or compensation.
          10.10 Form of Payment. Payments with respect to any Other Type of Award will be made in cash, in Stock or a combination of both, as determined by the Board and as set forth in any applicable Award Agreement.
          10.11 Award Agreement. All Other Types of Awards will be subject to such additional terms and conditions as determined by the Board and will be evidenced by a written Award Agreement.
          10.12 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by any Other Type of Award until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Board, in its discretion, may provide in the Award Agreement evidencing any Other Type of Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which such shares of Stock underlying any such award are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole shares of Stock, or such cash equivalent, depending on the type of award, as of the date of payment of such cash dividends on Stock. The number of additional shares of Stock

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(rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the shares of Stock underlying such award previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that such award becomes nonforfeitable, as determined by the Board. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Board, and may be paid on the same basis as settlement of the related award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Other Type of Awards so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
          10.13 Nontransferability of Awards. Prior to settlement or payment of any Other Type of Award in accordance with the provisions of the Plan, no such award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to such award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
     11. Terms and Conditions of Any Performance-Based Award.
          11.1 Purpose. The purpose of this Section 11 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to Sections 9 and 10 as qualified performance-based compensation under Section 162(m). If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.
          11.2 Applicability. This Section 11 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.
          11.3 Procedures with Respect to Performance Based Awards. To the extent necessary to comply with the performance-based compensation of Section 162(m), with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
          11.4 Payment of Performance Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Participating Company Group on the day a

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Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.
          11.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m), and the Plan will be deemed amended to the extent necessary to conform to such requirements.
     12. Standard Forms of Award Agreement.
          12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Board may approve from time to time.
          12.2 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
     13. Change in Control.
          13.1 Definitions.
               (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.
               (b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 13.1(a)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
          13.2 Effect of Change in Control on Options and SARs.
               (a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Board, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Board shall determine.

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               (b) Assumption or Substitution. In the event of a Change in Control, the Acquiring Corporation may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and stock appreciation rights for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options and SARs in connection with a Change in Control, or if the Acquiring Corporation is not a “publicly held corporation” within the meaning of Section 162(m), the exercisability and vesting of each such outstanding Option, SAR and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option, SAR and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 13.2 and the provisions of such applicable Award Agreement shall be conditioned upon the consummation of the Change in Control. Any Options and SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Award Agreement evidencing such Option or SAR except as otherwise provided in such applicable Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options and SARs immediately prior to an Ownership Change Event described in Section 13.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Board otherwise provides in its discretion.
               (c) Cash-Out. The Board may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Board, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.
          13.3 Effect of Change in Control on Restricted Stock and Other Type of Awards. The Board may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock or Other Type of Award that, in the event of a Change in Control, the lapsing of any applicable Vesting Condition, Restriction Period or Performance Goal applicable to the shares subject to such Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated and/or waived effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration, waiver or the lapsing of any restriction that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.
     14. Provision of Information.
          Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
     15. Compliance with Securities Law.
          The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock

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exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
     16. Tax Withholding.
          16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
          16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.
     17. Termination or Amendment of Plan.
          The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Participant, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.
     18. Stockholder Approval.
          The Plan or any increase in the maximum aggregate number of shares of Stock issuable thereunder as provided in Section 4.1 (the “Authorized Shares”) shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Authorized Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Authorized Shares, as the case may be.

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Appendix B
COHU, INC.
1997 EMPLOYEE STOCK PURCHASE PLAN
(as amended)
     1. Establishment and Purpose
          1.1 Establishment. The Cohu, Inc. 1997 Employee Stock Purchase Plan (the “Plan”) was originally established effective as of February 28, 1997 (the “Effective Date”) and was subsequently amended and restated as of March 17, 2006.
          1.2 Purpose. The purpose of the Plan to provide Eligible Employees of the Participating Company Group with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan shall qualify as an “employee stock purchase plan” under Sections 421 and 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
     2. Definitions and Construction.
          2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:
               (a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).
               (b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
               (c) “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
               (d) “Company” means Cohu, Inc., a Delaware corporation, or any successor corporation thereto.
               (e) “Compensation” means, with respect to an Offering Period under the Plan, all amounts paid in cash in the form of base salary, paid during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include payments of overtime, bonuses, commissions, other incentive compensation, reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

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               (f) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.
               (g) “Employee” means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of a Participating Company and for purposes of Section 423 of the Code; provided, however, that neither service as a director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.
               (h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
               (i) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so reported instead) as reported on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System, the Nasdaq National Market System or such other national or regional securities exchange or market system constituting the primary market for the Stock. If the relevant date does not fall on a day on which the Stock is trading on Nasdaq, the Nasdaq National Market System or other national or regional securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board without regard to any restriction other than a restriction which, by its terms, will never lapse.
               (j) “Offering” means an offering of Stock as provided in Section 6.
               (k) “Offering Date” means, for any Offering Period, the first day of such Offering Period.
               (l) “Offering Period” means a period determined in accordance with Section 6.1.
               (m) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
               (n) “Participant” means an Eligible Employee participating in the Plan.
               (o) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation which the Board determines should be included in the Plan. The Board shall have the sole and absolute discretion to determine from time to time what Parent Corporations or Subsidiary Corporations shall be Participating Companies.
               (p) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

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               (q) “Purchase Date” means, for any Offering Period, the last day of such Offering Period.
               (r) “Purchase Price” means the price at which a share of Stock may be purchased pursuant to the Plan, as determined in accordance with Section 9.
               (s) “Purchase Right” means an option pursuant to the Plan to purchase such shares of Stock as provided in Section 8 which may or may not be exercised at the end of an Offering Period. Such option arises from the right of a Participant to withdraw such Participant’s accumulated payroll deductions (if any) and terminate participation in the Plan or any Offering therein at any time during a Offering Period.
               (t) “Stock” means the common stock, $1.00 par value, of the Company, as adjusted from time to time in accordance with Section 4.2.
               (u) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, the plural shall include the singular, and use of the term “or” shall include the conjunctive as well as the disjunctive.
     3. Administration. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or such Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
     4. Shares Subject to Plan.
          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be one million four hundred thousand (1,400,000) and shall consist of authorized but unissued or reacquired shares of the Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.
          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made to the

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number and class of shares subject to the Plan, to the Per Offering Share Limit set forth in Section 8.1 and to each Purchase Right and to the Purchase Price.
     5. Eligibility.
          5.1 Employees Eligible to Participate. Any Employee of a Participating Company is eligible to participate in the Plan except the following:
               (a) Employees who are customarily employed by the Participating Company Group for twenty (20) hours or less per week;
               (b) Employees who are customarily employed by the Participating Company Group for not more than five (5) months in any calendar year; and
               (c) Employees who own or hold options to purchase or who, as a result of participation in the Plan, would own or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of Section 423(b)(3) of the Code.
          5.2 Leased Employees Excluded. Notwithstanding anything herein to the contrary, any individual performing services for a Participating Company solely through a leasing agency or employment agency shall not be deemed an “Employee” of such Participating Company.
     6. Offerings.
          6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of six (6) months duration (an “Offering Period”). Subsequent Offerings shall commence on the first days of November and May of each year and end on the last days of the first April and October, respectively, occurring thereafter. Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings or different commencing or ending dates for such Offerings; provided, however, that no Offering may exceed a term of twenty-seven (27) months. An Employee who becomes an Eligible Employee after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such Employee is still an Eligible Employee as of the commencement of any such subsequent Offering. In the event the first or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.
          6.2 Governmental Approval; Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, any Purchase Right granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals or qualifications of the sale or issuance of the Purchase Rights or the shares of Stock and (b) obtaining stockholder approval of the Plan.

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     7. Participation in the Plan.
          7.1 Initial Participation. An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements of Section 5 and delivering to the Company’s payroll office or other office designated by the Company not later than the close of business for such office on the last business day before such Offering Date (the “Subscription Date”) a subscription agreement indicating the Employee’s election to participate in the Plan and authorizing payroll deductions. An Eligible Employee who does not deliver a subscription agreement to the Company’s payroll or other designated office on or before the Subscription Date shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Employee subsequently enrolls in the Plan by filing a subscription agreement with the Company by the Subscription Date for such subsequent Offering Period. The Company may, from time to time, change the Subscription Date as deemed advisable by the Company in its sole discretion for proper administration of the Plan.
          7.2 Continued Participation. A Participant shall automatically participate in each subsequent Offering Period until such time as such Participant (a) ceases to be an Eligible Employee, (b) withdraws from the Plan pursuant to Section 13.2 or (c) terminates employment as provided in Section 14. If a Participant automatically may participate in a subsequent Offering Period pursuant to this Section 7.2, then the Participant is not required to file any additional subscription agreement for such subsequent Offering Period in order to continue participation in the Plan. However, a Participant may file a subscription agreement with respect to a subsequent Offering Period if the Participant desires to change any of the Participant’s elections contained in the Participant’s then effective subscription agreement.
     8. Right to Purchase Shares.
          8.1 Purchase Right. Except as set forth below, during an Offering Period each Participant shall have a Purchase Right consisting of the right to purchase up to that number of whole shares of Stock arrived at by dividing Twelve Thousand Five Hundred Dollars ($12,500) by the Fair Market Value of a share of Stock on the Offering Date of such Offering Period. Shares of Stock may only be purchased through a Participant’s payroll deductions pursuant to Section 10.
          8.2 Pro Rata Adjustment of Purchase Right. Notwithstanding the foregoing, if the Board shall establish an Offering Period of less than five and one-half (5 1/2) months or more than six and one-half (6 1/2) months in duration, the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months in the Offering Period and rounding to the nearest whole dollar. For purposes of the preceding sentence, fractional months shall be rounded to the nearest whole month.
     9. Purchase Price. The Purchase Price at which each share of Stock may be acquired in a given Offering Period pursuant to the exercise of all or any portion of a Purchase Right granted under the Plan shall be set by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of

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Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date of the Offering Period.
     10. Accumulation of Purchase Price through Payroll Deduction. Shares of Stock which are acquired pursuant to the exercise of all or any portion of a Purchase Right for an Offering Period may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be deducted from a Participant’s Compensation during each pay period shall be determined by the Participant’s subscription agreement.
          10.1 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.
          10.2 Limitations on Payroll Deductions. The amount of payroll deductions with respect to the Plan for any Participant during any pay period shall be in one percent (1%) increments not to exceed ten percent (10%) of the Participant’s Compensation for such pay period. Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of a future Offering Date, as determined by the Board. Amounts deducted from Compensation shall be reduced by any amounts contributed by the Participant and applied to the purchase of Company stock pursuant to any other employee stock purchase plan qualifying under Section 423 of the Code.
          10.3 Election to Increase, Decrease or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the amount deducted or stop deductions from his or her Compensation by filing an amended subscription agreement with the Company on or before the “Change Notice Date.” The “Change Notice Date” shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.
          10.4 Participant Accounts. Individual Plan accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.
          10.5 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.
          10.6 Company Established Procedures. The Company may, from time to time, establish or change (a) a minimum required payroll deduction amount for participation in an Offering, (b) limitations on the frequency or number of changes in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (d) payroll deduction in excess of or less than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of subscription agreements, (e) the date(s) and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan, or (f) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion which are consistent with the Plan and in accordance with the requirements of Section 423 of the Code.

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     11. Purchase of Shares.
          11.1 Exercise of Purchase Right. On each Purchase Date, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Purchase Period by the Purchase Price; provided, however, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before such Purchase Date.
          11.2 Return of Cash Balance. Any cash balance remaining in the Participant’s Plan account shall be refunded to the Participant as soon as practicable after the Purchase Date. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole share of Stock, the Company may establish procedures whereby such cash is maintained in the Participant’s Plan account and applied toward the purchase of shares of Stock in the subsequent Offering Period.
          11.3 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.
          11.4 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which such Purchase Right relates shall expire immediately upon the end of such Offering Period.
     12. Limitations on Purchase of Shares; Rights as a Stockholder.
          12.1 Fair Market Value Limitation. Notwithstanding any other provision of the Plan, no Participant shall be entitled to purchase shares of Stock under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of Section 423 of the Code sponsored by the Company or a Parent Corporation or Subsidiary Corporation at a rate which exceeds $25,000 in Fair Market Value, which Fair Market Value is determined for shares purchased during a given Offering Period as of the Offering Date (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).
          12.2 Pro Rata Allocation. In the event the number of shares of Stock which might be purchased by all Participants in the Plan exceeds the number of shares of Stock available in the Plan, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.
          12.3 Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the

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issuance of a stock certificate for the shares of Stock being purchased pursuant to the exercise of the Participant’s Purchase Right. No adjustment shall be made for cash dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.
     13. Withdrawal.
          13.1 Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company’s payroll or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Offering therein. A Participant is prohibited from again participating in an Offering at any time following withdrawal from such Offering. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from an Offering.
          13.2 Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company’s payroll office or other designated office a written notice of withdrawal on a form provided by the Company for such purpose. Withdrawals made after a Purchase Date shall not affect shares of Stock acquired by the Participant on such Purchase Date. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal be on file with the Company’s payroll office or other designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal from the Plan.
          13.3 Return of Payroll Deductions. Upon a Participant’s withdrawal from an Offering or the Plan pursuant to Sections 13.1 or 13.2, respectively, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant, and the Participant’s interest in the Offering or the Plan, as applicable, shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.
     14. Termination of Employment or Eligibility. Termination of a Participant’s employment with a Participating Company for any reason, including retirement, disability or death or the failure of a Participant to remain an Eligible Employee, shall terminate the Participant’s participation in the Plan immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

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     15. Transfer of Control.
          15.1 Definitions.
               (a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.
               (b) A “Transfer of Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
          15.2 Effect of Transfer of Control on Purchase Rights. In the event of a Transfer of Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan or substitute substantially equivalent Purchase Rights for stock of the Acquiring Corporation. If the Acquiring Corporation elects not to assume or substitute for the outstanding Purchase Rights, the Board shall, notwithstanding any other provision herein to the contrary, adjust the Purchase Date of the then current Offering Period to a date immediately before the date of the Transfer of Control, but shall not adjust the number of shares of Stock subject to any Purchase Right. All Purchase Rights which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Purchase Rights immediately prior to an Ownership Change Event described in Section 15.1(a)(i) constituting a Transfer of Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of section 1504(a) of the Code without regard to the provisions of section 1504(b) of the Code, the outstanding Purchase Rights shall not terminate unless the Board otherwise provides in its sole discretion.
     16. Nontransferability of Purchase Rights. A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall

9

be exercisable during the lifetime of the Participant only by the Participant. Any attempt to pledge, assign or transfer such Purchase Rights or accumulated payroll deductions shall be treated as an election to withdraw from the Plan. The Company, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of a Purchase Right as it deems appropriate and any such restriction shall be set forth in the respective subscription agreement and may be referred to on the certificates evidencing such shares.
     17. Reports. Each Participant who exercised all or part of his or her Purchase Right for an Offering Period shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the remaining cash balance to be refunded or retained in the Participant’s Plan account pursuant to Section 11.2, if any. Each Participant shall be provided information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
     18. Restriction on Issuance of Shares. The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of foreign, federal or state law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable foreign, federal or state securities laws or other law or regulations. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
     19. Legends. The Company may at any time place legends or other identifying symbols referencing any applicable foreign, federal or state securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:
          “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF MADE ON OR BEFORE                     , 20___. THE

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REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE.”
     20. Notification of Sale of Shares. The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (and not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
     21. Amendment or Termination of the Plan. The Plan shall terminate on the earliest to occur of (i) the date on which all available shares are issued; or (ii) the date on which the outstanding Purchase Rights are exercised in connection with a Transfer of Control. The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable foreign, federal or state securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would (a) authorize the sale of more shares than are authorized for issuance under the Plan; or (b) change the definition of the corporations that may be designated by the Board as Participating Companies; or (c) materially modify the eligibility requirements of the Plan except as required by changes in the Code; or (d) permit payroll deductions with respect to the Plan in excess of 10% of the Participant’s Compensation; or (e) materially increase the benefits which may accrue under the Plan.
     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Cohu, Inc. 1997 Employee Stock Purchase Plan, as amended and restated, was duly adopted by the Board of Directors of the Company on March 17, 2006.

/s/ John H. Allen

John H. Allen

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PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
COHU, INC.
The undersigned hereby appoints CHARLES A. SCHWAN, JAMES A. DONAHUE and JOHN H. ALLEN, and each of them, with full power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of COHU, INC. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Cohu to be held May 9, 2006 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲FOLD AND DETATCH HERE▲
You can now access your COHU, INC. account online.
Access your Cohu, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for Cohu, Inc., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN
Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC
Mellon Online

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4	Mark Here for	☐
Address Change
or Comments
PLEASE SEE REVERSE SIDE

WITHHELD
	FOR	FOR ALL		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1–ELECTION OF DIRECTORS	☐	☐	2–TO APPROVE AMENDMENTS	☐	☐	☐	4–TO RATIFY THE APPOINTMENT	☐	☐	☐
Nominees:			TO THE COHU 2005 EQUITY				OF ERNST & YOUNG LLP
			INCENTIVE PLAN				AS COHU’S INDEPENDENT
01 Harry L. Casari							REGISTERED PUBLIC
02 Harold Harrigian			3–TO APPROVE AMENDMENTS	☐	☐	☐	ACCOUNTING FIRM FOR 2006
TO THE COHU 1997
EMPLOYEE STOCK
PURCHASE PLAN

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETATCH HERE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern
Time the day prior to May 9, 2006.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/cohu		1-866-540-5760

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call, and follow the instructions.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement
on the internet at www.cohu.com
Mellon Online